UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2017

Date of reporting period:  September 30, 2016

Item 1. Report to Stockholders.

Port Street Institutional Opportunities Fund

Institutional Class Shares — PSOFX

Semi-Annual Report

www.portstreetinvest.com	September 30, 2016

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Dear Shareholders,

For the six months ending September 30, 2016 marks the end of Port Street Investments newest fund, Port Street Institutional Opportunities Fund’s (the Fund) third quarter of operations. We feel privileged to have the opportunity to report on the Fund’s strategy, performance, and outlook for the six months ended September 30, 2016.

Strategy

The Fund seeks to achieve its investment objective through the use of a proprietary asset allocation strategy that, over the long term, targets approximately 70% equity exposure and 30% fixed income exposure.  The Fund’s structure allows for management to make tactical shifts in the allocations to take advantage of dislocations in asset class valuations or in response to changing market conditions.  The investment process is driven by financial modeling in which the advisor allocates among a combination of the following asset classes, based on the risk/return characteristics of each asset class: U.S. equities, foreign equities, U.S. fixed income securities, foreign income securities with the potential to allocate to hedged equity strategies to manage overall market exposure and volatility.

Performance

For the six months ending September 30, 2016, the Fund returned 3.68% while the MSCI All Country World Index (MSCI ACWI) returned 6.34%, Bloomberg Barclays U.S. Aggregate Bond Index returned 2.68% and the blended benchmark of 70% MSCI ACWI/ 30% Bloomberg Barclays U.S. Aggregate Bond Index returned 5.25%.

The Fund underperformed the blended benchmark of the 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index by 2.66% for the trailing six month period ending September 30, 2016.  Management adjusted the underlying strategy line-up and asset allocation slightly towards the end of June to include a long/ short manager, Boston Partners, and decreasing the fixed income component of Metropolitan West Total Return Bond Fund as well as the Swan Defined Risk strategy.  Management also increased the equity allocation to Aristotle Capital Management through this process to establish the full portfolio allocation for the strategy.  Through the later part of the tailing six month period management maintained its relative overweight to the hedged equity position. During the previous six months, the hedged equity position helped to provide protection during the volatile start of July as markets digested the effects of Brexit. This ultimately lead to lower return potential as markets quickly rebounded toward the middle of July and into August.  The U.S. equity allocation spread across the large cap value, growth and mid cap markets provided attractive returns by capturing the post-Brexit rebound.  U.S. equity exposure continued its trend higher into August as positive economic sentiment increased with employment growth and increased consumer-confidence.  U.S. domestic fixed income performed in-line with expectations and provided positive returns while the global fixed income position for the quarter was a detractor.  International equity allocation provided attractive returns for the quarter, but underperformed the broader international developed markets.  Fund management believes the current allocations established in the portfolio allow for the Fund to attempt to take advantage of potential future volatility through the hedged equity exposure as well as its general theme of fundamental value investing through stock selection.  Given the continued rise in equity markets along with the heightened valuations in credit markets, management believes the Fund should be positioned well to seek attractive long-term risk adjusted returns through attempts to take advantage of asset class dislocations and capitalizing on attractive asset class valuation entry points.

Outlook

Central banks around the world continue to influence the direction of equity markets, and investors continue to focus on central bank communications for clues.  The probability of rising interest rates has increased, as corporate earnings growth are finally improving and the risk of recession remains low.  As a result, the market is bracing for a 25 basis point hike in December after the dust settles from what is becoming an increasingly turbulent Presidential contest.  Current equity valuations as expressed through the Shiller PE Ratio, are expensive relative to their historical averages which, combined with the (negative) effect that higher interest rates will likely have on asset prices, portend for a more volatile market environment in the near to medium term. We know that picking a direction for the equity markets is anyone’s guess.  However, a volatile market environment means the Fund’s well diversified strategy may

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

pull on multiple levers to help limit any excessive drawdown in Fund performance. Should we see a market correction, the hedged equity position should provide some level of protection and the fixed income strategy should assist in capital preservation.  If the market continues to trade higher without a concurrent growth in earnings, we would expect the Fund to lag some of its peers due to the higher fixed income position and hedged equity allocations.  The Fund should, however, limit exposure to high priced equities given the managers’ ability to allocate to what we view as fundamentally sound companies with strong balance sheets within the U.S. domestic sleeve of the portfolio. In a down market, we endeavor to protect capital and provide an attractive yield, given the exposure to high quality, domestic fixed income securities. The Fund’s current allocation to international equities and global fixed income broadens the investable capabilities lessening exposure to potentially overvalued U.S. domestic assets and attempting to take advantage of attractive valuations being witnessed in international markets.  That said, we expect the stock market to exhibit higher volatility in the near term. The Federal Reserve is laying the groundwork to start increasing the Federal Funds rate, potentially by year-end, while Gross Domestic Product (GDP) and corporate earnings growth have shown to be modest at best.  In summary, regardless of the direction of the market, we expect that the capital preservation bias  underlying our Fund’s strategy should allow us to take advantage of volatile markets and execute on market dislocations with a focus on long term performance.

Thank you for your confidence in our stewardship.

Graham Pierce	Doug Allison
CEO	President

Must be Preceded or Accompanied by a Prospectus

The MSCI All Country World Index (MSCI ACWI) captures large and mid-cap representation across 23 developed market and 23 emerging market countries. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The blended benchmark includes 70% of the MSCI ACWI and 30% of Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Shiller PE Ratio is a price to earnings ratio based on average inflation-adjusted earnings from the previous 10 years.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods.  These risks may be higher for emerging markets.  ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more that the amount invested.

Current and future portfolio holdings are subject to risk.

The Fund is distributed by Quasar Distributors, LLC

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return % — As of September 30, 2016

Since Inception(1)
Port Street Institutional Opportunities Fund	7.10%

MSCI ACWI Index(2)	6.60%

Bloomberg Barclays U.S. Aggregate Bond Index(3)	5.80%

70% MSCI ACWI Index/30% Bloomberg Barclays U.S. Aggregate Bond Index(4)	6.49%

(1)	December 31, 2015.
(2)	The MSCI ACWI Index captures large and mid-cap representation across 23 developed market and 23 emerging market countries. It is not possible to directly invest in an index.
(3)
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.  It is not possible to directly invest in an index.

(4)
The 70% MSCI ACWI/30% Bloomberg Barclays U.S. Aggregate Bond Index is a blended benchmark consisting of 70% of the MSCI ACWI Index and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.  It is not possible to directly invest in an index.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Expense Example (Unaudited)
September 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 – September 30, 2016).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2016)	Value (9/30/2016)	(4/1/2016 to 9/30/2016)
Institutional Class Actual(2)	$1,000.00	$1,036.80	$6.38
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.80	$6.33

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2016 of 3.68%.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Allocation of Portfolio(1) (Unaudited)
as of September 30, 2016
(% of net assets)

Top Ten Holdings(1)(2) (Unaudited)
as of September 30, 2016
(% of net assets)

Boston Partners Long/Short Research Fund	9.9%
Swan Defined Risk Fund, Class I	9.9%
FMI International Fund	7.9%
IVA International Fund, Class I	7.5%
Metropolitan West Total Return Bond Fund, Class I	7.2%
Templeton Global Bond Fund, Advisor Class	4.7%
Walgreens Boots Alliance, Inc.	0.7%
Church & Dwight, Co., Inc.	0.6%
Adobe Systems, Inc.	0.5%
PayPay Holdings, Inc.	0.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	The Invesco Treasury Portfolio, Institutional Class is excluded from the Top Ten holdings.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited)
September 30, 2016

	Shares	Value

INVESTMENT COMPANIES — 47.3%
Ares Capital Corp.	5,250	$81,375
Boston Partners Long/Short Research Fund	357,507	5,405,502
FMI International Fund	141,105	4,327,698
IVA International Fund, Class I	251,064	4,097,357
Metropolitan West Total Return Bond Fund, Class I	356,235	3,925,711
Swan Defined Risk Fund, Class I	455,481	5,379,233
Templeton Global Bond Fund, Advisor Class	231,719	2,574,399
Total Investment Companies
(Cost $24,316,155)		25,791,275

COMMON STOCKS — 30.6%

Consumer Discretionary — 3.1%
Aramark	850	32,325
Gildan Activewear, Inc.	1,075	30,046
Grand Canyon Education, Inc. *	1,875	75,731
H&R Block, Inc.	2,100	48,615
Healthcare Services Group, Inc.	4,105	162,476
Home Depot, Inc.	2,190	281,809
HSN, Inc.	325	12,935
Lennar Corp., Class A	5,925	250,864
Newell Brands, Inc.	1,654	87,100
PVH Corp.	225	24,863
ServiceMaster Global Holdings, Inc. *	1,000	33,680
Signet Jewelers Ltd.	200	14,906
Starbucks Corp.	3,505	189,761
Tailored Brands, Inc.	875	13,738
Time Warner, Inc.	3,090	245,995
Walt Disney Co.	1,819	168,912
		1,673,756

Consumer Staples — 4.0%
Archer-Daniels-Midland Co.	3,760	158,559
Church & Dwight Co., Inc.	6,366	305,059
Costco Wholesale Corp.	871	132,836
Coty, Inc., Class A	3,900	91,650
Diageo plc — ADR	1,470	170,579
JM Smucker Co.	1,012	137,166
Kimberly-Clark Corp.	1,093	137,871
Mondelez International, Inc., Class A	4,500	197,550
PepsiCo, Inc.	2,213	240,708
Spectrum Brands Holdings, Inc.	450	61,961

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Shares	Value

Consumer Staples — 4.0% (Continued)
Unilever NV	4,370	$201,457
Walgreens Boots Alliance, Inc.	4,565	368,030
		2,203,426

Energy — 2.1%
Concho Resources, Inc. *	667	91,612
Continental Resources, Inc. *	1,275	66,249
Diamondback Energy, Inc. *	905	87,369
EQT Corp.	2,700	196,074
Gulfport Energy Corp. *	600	16,950
Halliburton Co.	3,380	151,694
Phillips 66	2,750	221,513
Pioneer Natural Resources Co.	1,000	185,650
QEP Resources, Inc.	3,075	60,055
WPX Energy, Inc. *	3,475	45,835
		1,123,001

Financials — 4.3%
Ameriprise Financial, Inc.	1,990	198,542
Arthur J. Gallagher & Co.	1,675	85,207
Banco Bilbao Vizcaya Argentaria SA — ADR	20,926	124,719
Bank of America Corp.	13,860	216,909
BOK Financial Corp.	1,600	110,352
Charles Schwab Corp.	5,594	176,603
Chemical Financial Corp.	1,275	56,266
Chubb Ltd.	1,600	201,040
Cullen/Frost Bankers, Inc.	1,510	108,629
First American Financial Corp.	1,575	61,866
First Republic Bank	2,790	215,137
Hartford Financial Services Group, Inc.	950	40,679
Investors Bancorp, Inc.	4,600	55,246
JPMorgan Chase & Co.	2,010	133,846
M&T Bank Corp.	1,270	147,447
Mitsubishi UFJ Financial Group, Inc. — ADR	26,180	132,209
Nasdaq, Inc.	850	57,409
PacWest Bancorp	1,125	48,274
Reinsurance Group of America, Inc.	700	75,558
SEI Investments Co.	600	27,366
Synchrony Financial	2,125	59,500
		2,332,804

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Shares	Value

Health Care — 6.2%
AbbVie, Inc.	3,680	$232,098
Akorn, Inc. *	5,891	160,589
Allergan plc *	839	193,230
Amgen, Inc.	1,220	203,508
Amsurg Corp. *	750	50,287
Baxter International, Inc.	5,490	261,324
Becton, Dickinson & Co.	1,338	240,479
Biogen, Inc. *	564	176,549
Catalent, Inc. *	2,300	59,432
Centene Corp. *	700	46,872
Community Health Systems, Inc. *	1,025	11,828
CR Bard, Inc.	732	164,173
Danaher Corp.	2,305	180,689
Endo International plc *	1,675	33,751
Express Scripts Holding Co. *	2,644	186,481
HCA Holdings, Inc. *	1,000	75,630
IMS Health Holdings, Inc. *	1,900	59,546
Laboratory Corp. of America Holdings *	1,192	163,876
MEDNAX, Inc. *	1,000	66,250
Medtronic plc	3,210	277,344
Novartis AG — ADR	2,703	213,429
Premier, Inc., Class A *	1,600	51,744
VWR Corp. *	2,600	73,736
Zoetis, Inc.	3,756	195,350
		3,378,195

Industrials — 2.3%
3M Co.	656	115,607
CaesarStone Ltd. *	1,450	54,680
Deere & Co.	1,520	129,732
FedEx Corp.	650	113,542
General Dynamics Corp.	1,500	232,740
HD Supply Holdings, Inc. *	1,025	32,779
Herc Holdings, Inc. *	171	5,763
Hertz Global Holdings, Inc. *	515	20,682
KAR Auction Services, Inc.	975	42,081
Milacron Holdings Corp. *	2,100	33,516
Nielsen Holdings plc	3,680	197,138
Oshkosh Corp.	3,640	203,840
Snap-on, Inc.	225	34,191
United Rentals, Inc. *	250	19,622
		1,235,913

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Shares	Value

Information Technology — 5.5%
Adobe Systems, Inc. *	2,700	$293,058
Alliance Data Systems Corp. *	250	53,632
Alphabet, Inc., Class A *	230	184,934
Apple, Inc.	1,966	222,256
Broadridge Financial Solutions, Inc.	2,288	155,102
CACI International, Inc., Class A *	450	45,405
Check Point Software Technologies Ltd. *	600	46,566
Cognizant Technology Solutions Corp., Class A *	3,012	143,703
CommScope Holding Co, Inc. *	800	24,088
Fidelity National Information Services, Inc.	1,125	86,659
First Data Corp. *	3,275	43,099
Fiserv, Inc. *	325	32,328
Global Payments, Inc.	600	46,056
MasterCard, Inc.	1,874	190,717
Microchip Technology, Inc.	3,840	238,618
Micron Technology, Inc. *	2,050	36,449
Microsoft Corp.	4,510	259,776
NCR Corp. *	1,025	32,995
PayPal Holdings, Inc. *	6,917	283,389
RingCentral, Inc. *	1,200	28,392
Sabre Corp.	7,166	201,938
Synopsys, Inc. *	2,340	138,879
Texas Instruments, Inc.	3,200	224,576
		3,012,615

Materials — 2.3%
Avery Dennison Corp.	2,530	196,809
Carpenter Technology Corp.	425	17,535
Constellium NV *	6,125	44,100
Crown Holdings, Inc. *	1,375	78,499
Dow Chemical Co.	3,580	185,551
Ecolab, Inc.	1,746	212,523
Martin Marietta Materials, Inc.	1,250	223,888
Packaging Corp. of America	650	52,819
PPG Industries, Inc.	1,870	193,283
Reliance Steel & Aluminum Co.	425	30,613
WestRock Co.	600	29,088
		1,264,708

Real Estate — 0.2%
New Residential Investment Corp. — REIT	6,500	89,765

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Shares/Par	Value

Telecommunication Services — 0.1%
Verizon Communications, Inc.	1,618	$84,104

Utilities — 0.5%
AES Corp.	11,950	153,557
National Fuel Gas Co.	2,570	138,960
		292,517

Total Common Stocks
(Cost $14,548,184)		16,690,804

CORPORATE BONDS — 7.6%

Consumer Discretionary — 0.9%
Best Buy, Inc.
5.000%, 08/01/2018	$25,000	26,520
Carnival Corp.
3.950%, 10/15/2020	95,000	102,789
CBS Corp.
2.300%, 08/15/2019	80,000	81,150
Comcast Corp.
4.400%, 08/15/2035	25,000	28,371
Ford Motor Co.
7.450%, 07/16/2031	35,000	46,408
McDonald’s Corp.
3.500%, 07/15/2020	96,000	102,504
Omnicom Group, Inc.
4.450%, 08/15/2020	30,000	32,868
O’Reilly Automotive, Inc.
3.550%, 03/15/2026	50,000	53,109
Under Armour, Inc.
3.250%, 06/15/2026	25,000	25,220
		498,939

Consumer Staples — 1.0%
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	15,000	16,794
Clorox Co.
3.800%, 11/15/2021	25,000	27,149
Colgate-Palmolive Co.
2.100%, 05/01/2023	100,000	101,466
ConAgra Foods, Inc.
1.900%, 01/25/2018	90,000	90,557

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par	Value

Consumer Staples — 1.0% (Continued)
Dr. Pepper Snapple Group, Inc.
4.500%, 11/15/2045	$20,000	$22,768
Kraft Heinz Foods Co.
6.125%, 08/23/2018	5,000	5,428
5.375%, 02/10/2020	70,000	78,211
5.000%, 06/04/2042	20,000	23,067
Kroger Co.
3.850%, 08/01/2023	55,000	59,707
PepsiCo, Inc.
4.450%, 04/14/2046	30,000	35,613
Procter & Gamble Co.
8.000%, 09/01/2024	20,000	28,064
Walgreens Boots Alliance, Inc.
4.500%, 11/18/2034	50,000	53,299
		542,123

Energy — 0.4%
Apache Finance Canada Corp.
7.750%, 12/15/2029	65,000	84,010
Chevron Corp.
4.950%, 03/03/2019	45,000	48,735
Magellan Midstream Partners LP
6.400%, 05/01/2037	15,000	18,364
Occidental Petroleum Corp.
2.600%, 04/15/2022	45,000	46,003
Shell International Finance BV
4.375%, 05/11/2045	25,000	27,053
Valero Energy Corp.
4.900%, 03/15/2045	25,000	24,770
		248,935

Financials — 0.4%
American Express Credit Corp.
2.250%, 08/15/2019	75,000	76,563
Aon plc
3.875%, 12/15/2025	25,000	26,745
Caterpillar Financial Services Corp.
7.150%, 02/15/2019	45,000	50,994
Chubb INA Holdings, Inc.
3.350%, 05/15/2024	40,000	42,602
Travelers Companies, Inc.
6.250%, 06/15/2037	20,000	27,865
		224,769

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par	Value

Health Care — 0.5%
Actavis Funding SCS
1.300%, 06/15/2017	$100,000	$99,934
Agilent Technologies, Inc.
3.875%, 07/15/2023	10,000	10,687
Baxter International, Inc.
2.400%, 08/15/2022	60,000	60,487
St. Jude Medical, Inc.
2.000%, 09/15/2018	80,000	80,880
Stryker Corp.
2.000%, 03/08/2019	25,000	25,329
		277,317

Industrials — 1.7%
Canadian National Railway Co.
2.850%, 12/15/2021	95,000	100,162
Canadian Pacific Railway Co.
7.250%, 05/15/2019	45,000	51,369
Eaton Corp.
2.750%, 11/02/2022	90,000	93,167
Emerson Electric Co.
4.875%, 10/15/2019	25,000	27,497
FedEx Corp.
2.300%, 02/01/2020	60,000	61,400
5.100%, 01/15/2044	20,000	23,856
General Electric Co.
6.750%, 03/15/2032	45,000	63,341
Illinois Tool Works, Inc.
6.250%, 04/01/2019	85,000	94,803
Kansas City Southern
3.125%, 06/01/2026	25,000	25,436
Norfolk Southern Corp.
3.250%, 12/01/2021	40,000	42,533
Pentair Finance
1.875%, 09/15/2017	25,000	25,064
Precision Castparts Corp.
1.250%, 01/15/2018	40,000	40,042
Republic Services, Inc.
4.750%, 05/15/2023	90,000	102,100
Stanley Black & Decker, Inc.
2.451%, 11/17/2018	50,000	51,111
United Parcel Service, Inc.
6.200%, 01/15/2038	20,000	28,594

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par	Value

Industrials — 1.7% (Continued)
Waste Management, Inc.
3.500%, 05/15/2024	$70,000	$75,593
		906,068

Information Technology — 0.3%
Amphenol Corp.
2.550%, 01/30/2019	60,000	61,434
Apple, Inc.
4.500%, 02/23/2036	25,000	28,603
Microsoft Corp.
4.200%, 11/03/2035	25,000	28,002
Visa, Inc.
4.150%, 12/14/2035	25,000	28,354
		146,393

Materials — 0.6%
Airgas, Inc.
1.650%, 02/15/2018	95,000	95,505
Albemarle Corp.
3.000%, 12/01/2019	25,000	25,812
Dow Chemical Co.
8.550%, 05/15/2019	75,000	88,016
Eastman Chemical Co.
2.700%, 01/15/2020	75,000	76,990
4.800%, 09/01/2042	20,000	20,578
		306,901

Real Estate — 0.1%
AvalonBay Communities, Inc.
3.625%, 10/01/2020	25,000	26,600
Host Hotels & Resorts LP
4.750%, 03/01/2023	25,000	26,772
		53,372

Telecommunication Services — 0.3%
AT&T, Inc.
2.450%, 06/30/2020	50,000	50,968
5.350%, 09/01/2040	25,000	28,102
Verizon Communications, Inc.
2.625%, 02/21/2020	60,000	61,755
4.400%, 11/01/2034	25,000	26,535
		167,360

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par	Value

Utilities — 1.4%
Ameren Corp.
2.700%, 11/15/2020	$69,000	$71,208
American Water Capital Corp.
3.850%, 03/01/2024	10,000	11,037
6.593%, 10/15/2037	20,000	28,886
Commonwealth Edison Co.
4.000%, 08/01/2020	90,000	97,517
Connecticut Light & Power Co.
2.500%, 01/15/2023	5,000	5,092
Consolidated Edison Co. of New York, Inc.
5.500%, 12/01/2039	20,000	25,491
Consumers Energy Co.
5.800%, 09/15/2035	5,000	6,476
Delmarva Power & Light Co.
3.500%, 11/15/2023	25,000	27,073
DTE Electric Co.
5.700%, 10/01/2037	5,000	6,599
Duke Energy Progress, LLC
2.800%, 05/15/2022	70,000	73,650
6.125%, 09/15/2033	20,000	26,808
Florida Power & Light Co.
5.400%, 09/01/2035	15,000	19,112
Louisville Gas & Electric Co.
3.300%, 10/01/2025	25,000	26,797
Nevada Power Co.
5.375%, 09/15/2040	5,000	6,214
NiSource Financial Corp.
6.125%, 03/01/2022	20,000	23,892
5.650%, 02/01/2045	20,000	25,426
Northern States Power Co.
6.200%, 07/01/2037	20,000	28,122
PacifiCorp
3.600%, 04/01/2024	25,000	27,258
Portland General Electric Co.
6.100%, 04/15/2019	30,000	33,544
Public Service Company of Colorado
6.250%, 09/01/2037	5,000	7,007
Public Service Electric & Gas Co.
5.800%, 05/01/2037	10,000	13,367
South Carolina Electric & Gas Co.
5.300%, 05/15/2033	20,000	23,934

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par	Value

Utilities — 1.4% (Continued)
Southern California Edison Co.
5.550%, 01/15/2037	$20,000	$25,857
Southern California Gas Co.
3.200%, 06/15/2025	25,000	26,678
Virginia Electric & Power Co.
5.000%, 06/30/2019	25,000	27,124
6.350%, 11/30/2037	20,000	27,762
WEC Energy Group, Inc.
2.450%, 06/15/2020	40,000	40,938
		762,869

Total Corporate Bonds
(Cost $4,499,139)		4,135,046

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 7.2%
Federal Home Loan Mortgage Corporation
3.750%, 03/27/2019	50,000	53,463
Federal Home Loan Mortgage Corporation Pool
3.000%, 05/01/2027, #J19197	97,728	102,728
3.000%, 12/01/2030, #G18578	181,228	190,482
2.500%, 01/01/2031, #G18581	118,571	123,007
3.500%, 06/01/2042, #C04060	117,581	124,511
3.500%, 12/01/2044, #G08620	118,084	124,599
4.500%, 03/01/2044, #G60017	105,239	116,280
3.000%, 04/01/2045, #G08635	77,616	80,752
3.500%, 12/01/2045, #G08681	159,566	168,369
4.000%, 01/01/2046, #G60421	131,227	142,194
Federal National Mortgage Association
1.000%, 09/20/2017	100,000	100,269
2.625%, 09/06/2024	240,000	257,203
Federal National Mortgage Association Pool
3.500%, 09/01/2026, #AJ1441	108,151	114,125
3.000%, 08/01/2027, #AL2908	133,313	140,160
3.000%, 05/01/2031, #AS7463	139,368	146,559
2.500%, 07/01/2031, #AS7467	125,782	130,442
5.500%, 01/01/2035, #735141	89,698	102,179
4.500%, 12/01/2039, #AC8512	106,326	116,630
4.500%, 08/01/2040, #AE0217	74,400	81,664
4.000%, 08/01/2040, #AD8522	122,826	132,010
4.000%, 01/01/2041, #AB2078	31,910	34,770
4.500%, 02/01/2041, #AH5583	89,719	98,461

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par	Value

Federal National Mortgage Association Pool (Continued)
4.000%, 02/01/2041, #AE0949	$82,453	$88,892
3.500%, 02/01/2041, #AE0828	129,069	136,777
4.000%, 12/01/2041, #AJ7689	68,457	73,791
3.000%, 08/01/2042, #AP4258	30,611	31,907
3.500%, 08/01/2042, #AL2921	92,444	98,653
3.000%, 04/01/2043, #AB9186	163,655	170,534
3.000%, 05/01/2043, #AT2725	179,756	187,289
3.000%, 09/01/2043, #AU4279	94,988	98,968
4.000%, 12/01/2043, #AV0691	74,002	80,633
5.000%, 11/01/2044, #AL8878	48,723	54,416
3.500%, 06/01/2046, #AS7387	74,229	78,591
4.500%, 07/01/2046, #AS7568	74,386	81,751
Government National Mortgage Association Pool
4.000%, 02/20/2041, #G24945	54,403	58,673
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $3,410,950)		3,921,732

U.S. TREASURY OBLIGATIONS — 2.6%
United States Treasury Bonds
4.375%, 11/15/2039	125,000	174,365
4.375%, 05/15/2041	125,000	175,632
2.750%, 11/15/2042	170,000	185,131
2.500%, 02/15/2045	175,000	180,893
United States Treasury Notes
0.750%, 06/30/2017	100,000	100,120
1.000%, 06/30/2019	100,000	100,398
3.625%, 02/15/2020	90,000	97,894
1.750%, 05/15/2022	100,000	102,539
2.000%, 02/15/2023	75,000	77,927
2.000%, 02/15/2025	95,000	98,396
2.250%, 11/15/2025	95,000	100,303
Total U.S. Treasury Obligations
(Cost $1,352,887)		1,393,598

ASSET-BACKED SECURITIES — 1.0%

Consumer Discretionary — 0.3%
American Airlines
Series 2015-1, Class A
3.375%, 11/23/2020	57,270	58,774

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par	Value

Consumer Discretionary — 0.3% (Continued)
Continental Airlines Partners Trust
Series 2010-A, Class A
4.750%, 01/12/2021	$34,645	$37,200
Series 2012-2, Class A
4.000%, 04/29/2026	30,523	32,698
Delta Air Lines
Series 2010-2, Class A
4.950%, 11/23/2020	23,992	25,282
		153,954

Financials — 0.2%
Capital One Multi-Asset Execution Trust
Series 2014-B, Class A2
1.260%, 01/15/2020	100,000	100,151
World Financial Network Credit Card Master Trust
Series 2014-C, Class A
1.540%, 08/16/2021	25,000	25,102
		125,253

Industrials — 0.5%
CNH Equipment Trust
Series 2014-B, Class A3
0.910%, 05/15/2029	64,778	64,732
Series 2016-C, Class A2
1.260%, 02/18/2020	25,000	25,018
John Deere Owner Trust
Series 2014-A, Class A4
1.450%, 07/15/2020	125,000	125,281
Union Pacific Railroad Co.
Series 2014-1
3.227%, 05/14/2026	65,184	67,873
		282,904

Total Asset-Backed Securities
(Cost $558,870)		562,111

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Par/Shares	Value

MUNICIPAL BONDS — 0.4%
California, Department of Water Resources Power Supply
Series P
1.713%, 05/01/2021	$75,000	$75,553
District of Columbia
Series E
4.343%, 12/01/2018	70,000	74,495
Port of Seattle Washington
Series C
2.062%, 11/01/2017	80,000	80,969
Total Municipal Bonds
(Cost $229,705)		231,017

SHORT-TERM INVESTMENT — 3.3%
Invesco Treasury Portfolio, Institutional Class, 0.23% ^
(Cost $1,789,516)	1,789,516	1,789,516

Total Investments — 100.0%
(Cost $50,705,406)		54,515,099
Other Assets and Liabilities, Net — (0.0)%		(26,816)
Total Net Assets — 100.0%		$54,488,283

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of September 30, 2016.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities (Unaudited)
September 30, 2016

ASSETS:
Investments, at value
(cost $50,705,406)	$54,515,099
Dividends & interest receivable	88,797
Receivable for investment securities sold	99,060
Prepaid expenses	11,238
Total assets	54,714,194

LIABILITIES:
Payable for investment securities purchased	141,852
Payable to investment adviser	29,594
Payable for fund administration & accounting fees	13,728
Payable for compliance fees	4,310
Payable for transfer agent fees & expenses	5,030
Payable for custody fees	2,968
Payable for trustee fees	2,356
Accrued shareholder service fees	4,469
Accrued other fees	21,604
Total liabilities	225,911

NET ASSETS	$54,488,283

NET ASSETS CONSIST OF:
Paid-in capital	$50,059,924
Accumulated undistributed net investment loss	(31,017)
Accumulated undistributed net realized gain on investments	649,683
Net unrealized appreciation on investments	3,809,693
Net assets	$54,488,283

Net assets	$54,488,283
Shares issued and outstanding(1)	5,087,292
Net asset value, redemption price and offering price per share	$10.71

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2016

INVESTMENT INCOME:
Dividend income	$207,780
Less: Foreign taxes withheld	(852)
Interest income	98,184
Total investment income	305,112

EXPENSES:
Investment adviser fees (See Note 4)	228,568
Fund administration & accounting fees (See Note 4)	50,924
Shareholder service fees (See Note 5)	26,890
Federal & state registration fees	15,474
Transfer agent fees & expenses (See Note 4)	12,480
Compliance fees (See Note 4)	12,343
Legal fees	10,696
Audit fees	8,765
Custody fees (See Note 4)	7,902
Trustee fees	4,985
Other fees	3,294
Postage & printing fees	3,250
Total expenses before waiver	385,571
Less: waiver from investment adviser (See Note 4)	(49,442)
Net expenses	336,129

NET INVESTMENT LOSS	(31,017)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	653,696
Net change in unrealized appreciation on investments	1,330,518
Net realized and unrealized gain on investments	1,984,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,953,197

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

		For the Period
	Six Months Ended	Inception(1)
	September 30, 2016	through
	(Unaudited)	March 31, 2016
OPERATIONS:
Net investment loss	$(31,017)	$(8,331)
Net realized gain on investments	653,696	4,318
Net change in unrealized appreciation on investments	1,330,518	2,479,175
Net increase in net assets resulting from operations	1,953,197	2,475,162

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,100	50,057,824
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Net increase in net assets resulting
from capital share transactions	2,100	50,057,824

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE IN NET ASSETS	1,955,297	52,532,986

NET ASSETS:
Beginning of period	52,532,986	—
End of period (including accumulated
undistributed net investment income (loss)
of $(31,017) and $0, respectively)	$54,488,283	$52,532,986

(1)	Inception date of the Fund was December 31, 2015.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Financial Highlights

	Six Months Ended	For the Period
	September 30, 2016	Inception through
For a Fund share outstanding throughout the period	(Unaudited)	March 31, 2016(1)
PER SHARE DATA:
Net asset value, beginning of period	$10.33	$10.00
Investment operations:
Net investment loss	(0.01)	(0.00	)(2)
Net realized and unrealized gain on investments	0.39	0.33
Total from investment operations	0.38	0.33
Less distributions from:
Net investment income	—	—
Net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$10.71	$10.33

TOTAL RETURN(3)	3.68%	3.30%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$54.5	$52.5
Ratio of expenses to average net assets:(4)
Before expense reimbursement/waiver	1.43%	2.13%
After expense reimbursement/waiver	1.25%	1.25%
Ratio of net investment loss to average net assets:(4)
Before expense reimbursement/waiver	(0.30)%	(0.99)%
After expense reimbursement/waiver	(0.12)%	(0.11)%

Portfolio turnover rate(3)	23%	13%

(1)	Inception date of the Fund was December 31, 2015.
(2)	Amount per share is less than $0.005.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements (Unaudited)
September 30, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Port Street Institutional Opportunities Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.  The Fund commenced operations on December 31, 2015.  The Fund currently offers an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended September 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended September 30, 2016, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities — Fixed income securities, including asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Investment Companies	$25,791,275	$—	$—	$25,791,275
Common Stocks	16,690,804	—	—	16,690,804
Corporate Bonds	—	4,135,046	—	4,135,046
U.S. Government Agency
Mortgage-Backed Securities	—	3,921,732	—	3,921,732
U.S. Treasury Obligations	—	1,393,598	—	1,393,598
Asset-Backed Securities	—	562,111	—	562,111
Municipal Bonds	—	231,017	—	231,017
Short-Term Investment	1,789,516	—	—	1,789,516
Total Investments in Securities	$44,271,595	$10,243,504	$—	$54,515,099

Transfers between levels are recognized at the end of the reporting period.  During the period ended September 30, 2016, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of average daily net assets.

The Adviser has engaged Aristotle Capital Management, AMI Asset Management Corp., Vaughn Nelson Investment Management, and Segall, Bryant & Hamill as Sub-Advisers to the Fund. Subject to the supervision of the Adviser, the Sub-Advisers are  responsible for the day-to-day management of their respective sleeves of the Fund’s portfolio allocated by the Adviser, including purchase, retention and sale of securities. The Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they have been allocated to manage.

The Adviser has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.25% of the Fund’s average daily net assets.  Fees reduced and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reduction or reimbursement was

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reduction and reimbursement occurred and when fees and expenses are being recouped.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After the date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
3/31/2019	$64,293
3/31/2020	$49,442

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended September 30, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended September 30, 2016, the Fund incurred $26,890 in shareholder servicing fees under the Agreement.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended	For the Period
	September 30, 2016	Inception(1) Through
	(Unaudited)	March 31, 2016
Shares sold	200	5,087,092
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	—
Net increase in shares outstanding	200	5,087,092

(1)	Inception date of the Fund was December 31, 2015.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2016, were as follows:

	Purchases	Sales
U.S. Government	$1,601,625	$1,065,625
Other	$12,492,211	$10,437,186

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2016, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$2,514,225	$(41,751)	$2,472,474	$50,351,341

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2016, the Fund’s most recent fiscal year end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Unrealized	Total Accumulated
Ordinary Income	Long-Term Capital Gains	Appreciation	Earnings
$2,493	$195	$2,472,474	$2,475,162

As of March 31, 2016, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable period ended March 31, 2016, the Fund did not defer any qualified late year losses.

There were no distributions paid by the Fund for the period ended September 30, 2016 or the period ended March 31, 2016.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2016, National Financial Services, for the benefit of its customers, owned 99.88% of the outstanding shares of the Fund.

10. LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $5,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures, unless renewed on July 27, 2017.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The LOC is with the Fund’s custodian, U.S. Bank, N.A.  Interest is charged at the prime rate.  The interest rate as of September 30, 2016 was 3.50%.  The Fund has authorized U.S. Bank to charge any of the Fund’s accounts for any missed payments.  The Fund did not draw upon the LOC during the period ended September 30, 2016.

PORT STREET INSTITUTIONAL OPPORTUNITIES FUND

Additional Information (Unaudited)
September 30, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Port Street Quality Growth Fund

Institutional Class Shares — PSQGX

Semi-Annual Report

www.portstreetinvest.com	September 30, 2016

PORT STREET QUALITY GROWTH FUND

Dear Shareholders,

September 30, 2016, marked the end of Port Street Quality Growth Fund’s (the Fund) first two and a half years of stewardship. Thank you for the opportunity to report on the Fund’s strategy, performance and outlook.

Strategy

The Fund’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth has been persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, resulted in the compounding of retained earnings and long-term growth. The Fund’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while seeking to mitigate losses during periods of economic adversity.

Performance

For the trailing six months ending September 30, 2016, the Fund returned 2.10% while the S&P 500 Index returned 6.40% and the Russell 1000 Growth Index returned 5.22%.

Our strategy was not able to sustain the out-performance of its benchmarks reported in our March 31st letter earlier this year.  This did not come as a surprise, however, given the type of stock market experienced these past six months when volatility again abated while stock valuations expanded.  As we explained in past letters, we expect our Fund may under-perform in markets that are rising because of equity multiple expansion (rather than due to a breadth of corporate earnings growth).  Our cash position in this type of rising market will serve as a drag on performance.  In addition to the strategy’s cash position, which totaled 44% of the portfolio, other contributors to under-performance were investments made in Cognizant Technology Solutions (information technology) and Novo Nordisk A/S ADR (health care).  Our biggest contributors on the positive side of the ledger continue to be Microsoft and now Varian Medical Systems, which rallied back from previously being one of our larger performance detractors.

Outlook

Central banks around the world continue to influence the direction of equity markets. As a result, investors continue to focus on central bank communication for clues.  Recent modest growth in asset prices could give the Federal Reserve Board reason to hike rates in December, which the market appears to be fully expecting.  However, what happens if inflation continues to creep higher to a meaningful level around the beginning of the year and the Fed hikes again?   We know that an increase in interest rates will likely force a re-price of assets down – including equities.  On the other hand, will the Fed appease the party-goers who are long the market and delay an early 2017 hike and let the markets go higher at the risk of exacerbating inflation and/or a sharper reversion of stock valuations back to historical norms?  We know that picking a direction for the equity markets is anyone’s guess.  We also know that our investors trust us to stay disciplined in our investment process whatever the market environment.  This means we will continue to build ownership in what we view as quality businesses at what we believe are competitive prices. As managers to the Fund, we believe that the degree to which we can deploy cash in this manner is highly correlated to the degree to which we can compound money over time.  At the same time, we will remain disciplined in taking profits on investments when they reach their intrinsic value.  Such a disciplined investment approach may cause us to forgo additional investment returns in certain markets like we saw this past quarter, but it is one designed to
1

PORT STREET QUALITY GROWTH FUND

meaningfully mitigate losses if/when the music stops and investors go running.  In summary, regardless of the direction of the market, we expect that the capital preservation bias underlying the Fund’s strategy should allow us to help preserve capital in down periods allowing us to better compound capital over full market cycles.

Thank you for your confidence in our stewardship.

Graham Pierce	Doug Allison
CEO	President

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be Preceded or Accompanied by a Prospectus

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

Fund holdings and sector allocations are subject to change and should not be considered to be a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods.  The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility.

Port Street Quality Growth Fund is distributed by Quasar Distributors, LLC.
2

PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return % — As Of September 30, 2016

	1 Year	Since Inception(1)
Port Street Quality Growth Fund	9.43%	4.74%
S&P 500 Index(2)	15.43%	8.31%
Russell 1000 Growth Index(3)	13.76%	9.41%

(1)	April 1, 2014.
(2)
The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. It is not possible to directly invest in an index.

(3)
The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.  It is not possible to directly invest in an index.

3

PORT STREET QUALITY GROWTH FUND

Expense Example (Unaudited)
September 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 – September 30, 2016).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2016)	Value (9/30/2016)	(4/1/2016 to 9/30/2016)
Institutional Class Actual(2)	$1,000.00	$1,021.00	$5.83
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.30	$5.82

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2016 of 2.10%.

4

PORT STREET QUALITY GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
as of September 30, 2016
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of September 30, 2016
(% of net assets)

Apple, Inc.	4.9%
Oracle Corp.	4.2%
Varian Medical Systems, Inc.	3.6%
Cisco Systems, Inc.	3.5%
Microsoft Corp.	3.4%
United Technologies Corp.	3.4%
Wal-Mart Stores, Inc.	3.2%
C. H. Robinson Worldwide, Inc.	3.0%
Berkshire Hathaway, Inc., Class B	3.0%
Novo-Nordisk — ADR	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

5

PORT STREET QUALITY GROWTH FUND

Schedule of Investments (Unaudited)
September 30, 2016

	Shares	Value

COMMON STOCKS — 58.1%

Consumer Discretionary — 2.0%
Omnicom Group, Inc.	3,200	$272,000
Polaris Industries, Inc.	8,400	650,496
		922,496

Consumer Staples — 9.8%
Coca-Cola Co.	80	3,386
PepsiCo, Inc.	8,200	891,914
Procter & Gamble Co.	13,700	1,229,575
Sysco Corp.	18,600	911,586
Wal-Mart Stores, Inc.	20,400	1,471,248
		4,507,709

Financials — 3.0%
Berkshire Hathaway, Inc., Class B *	9,600	1,386,912

Health Care — 11.1%
Becton, Dickinson & Co.	3,500	629,055
Biogen, Inc. *	3,200	1,001,696
Medtronic plc	5,200	449,280
Novo Nordisk — ADR	32,900	1,368,311
Varian Medical Systems, Inc. *	16,600	1,652,198
		5,100,540

Industrials — 8.0%
C.H. Robinson Worldwide, Inc.	19,700	1,388,062
Expeditors International of Washington, Inc.	14,500	747,040
United Technologies Corp.	15,300	1,554,480
		3,689,582

Information Technology — 24.2%
Accenture plc, Class A	9,500	1,160,615
Alphabet, Inc., Class A *	950	763,857
Apple, Inc.	20,100	2,272,305
Cisco Systems, Inc.	51,400	1,630,408
Cognizant Technology Solutions Corp., Class A *	15,100	720,421
International Business Machines Corp.	4,800	762,480
Microsoft Corp.	27,500	1,584,000
Oracle Corp.	48,800	1,916,864
Total Systems Services, Inc.	7,000	330,050
		11,141,000

Total Common Stocks
(Cost $24,231,182)		26,748,239

See Notes to the Financial Statements

6

PORT STREET QUALITY GROWTH FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2016

	Shares	Value

SHORT-TERM INVESTMENT — 42.5%
Invesco Treasury Portfolio, Institutional Class, 0.23% ^ (a)
(Cost $19,581,645)	19,581,645	$19,581,645

Total Investments — 100.6%
(Cost $43,812,827)		46,329,884
Other Assets and Liabilities, Net — (0.6)%		(282,343)
Total Net Assets — 100.0%		$46,047,541

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of September 30, 2016.
(a)	Fair value of this security exceeds 25% of the Fund’s assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
ADR — American Depositary Receipt

See Notes to the Financial Statements

7

PORT STREET QUALITY GROWTH FUND

Statement of Assets and Liabilities (Unaudited)
September 30, 2016

ASSETS:
Investments, at value
(cost $43,812,827)	$46,329,884
Dividends & interest receivable	11,232
Receivable for capital shares sold	25,000
Prepaid expenses	8,605
Total assets	46,374,721

LIABILITIES:
Payable for investment securities purchased	257,710
Payable to investment adviser	23,726
Payable for fund administration & accounting fees	12,130
Payable for capital shares redeemed	396
Payable for compliance fees	2,537
Payable for transfer agent fees & expenses	6,718
Payable for custody fees	1,308
Payable for trustee fees	2,822
Accrued shareholder service fees	3,771
Accrued other fees	16,062
Total liabilities	327,180

NET ASSETS	$46,047,541

NET ASSETS CONSIST OF:
Paid-in capital	$43,263,970
Accumulated undistributed net investment income	664
Accumulated undistributed net realized gain on investments	265,850
Net unrealized appreciation on investments	2,517,057
Net assets	$46,047,541

Net assets	$46,047,541
Shares issued and outstanding(1)	4,111,952
Net asset value, redemption price and offering price per share	$11.20

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

8

PORT STREET QUALITY GROWTH FUND

Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2016

INVESTMENT INCOME:
Dividend income	$243,017
Less: Foreign taxes withheld	(1,871)
Interest income	22,822
Total investment income	263,968

EXPENSES:
Investment adviser fees (See Note 4)	194,616
Fund administration & accounting fees (See Note 4)	35,912
Shareholder service fees (See Note 5)	18,587
Federal & state registration fees	14,646
Transfer agent fees & expenses (See Note 4)	13,703
Audit fees	7,951
Compliance fees (See Note 4)	7,128
Legal fees	6,954
Trustee fees	4,783
Other fees	3,294
Postage & printing fees	2,937
Custody fees (See Note 4)	2,901
Total expenses before waiver	313,412
Less: waiver from investment adviser (See Note 4)	(50,108)
Net expenses	263,304

NET INVESTMENT INCOME	664

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	343,374
Net change in unrealized appreciation on investments	574,436
Net realized and unrealized gain on investments	917,810

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$918,474

See Notes to the Financial Statements

9

PORT STREET QUALITY GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
OPERATIONS:
Net investment income (loss)	$664	$(13,297)
Net realized gain (loss) on investments	343,374	(5,901)
Net change in unrealized appreciation on investments	574,436	1,564,774
Net increase in net assets resulting from operations	918,474	1,545,576

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,547,094	29,308,349
Proceeds from reinvestment of distributions	—	69,340
Payments for shares redeemed	(8,489,548)	(10,004,367)
Net increase in net assets resulting
from capital share transactions	1,057,546	19,373,322

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(3,987)
From net realized gains	—	(85,554)
Total distributions to shareholders	—	(89,541)

TOTAL INCREASE IN NET ASSETS	1,976,020	20,829,357

NET ASSETS:
Beginning of period	44,071,521	23,242,164
End of period (including accumulated
undistributed net investment income
of $664 and $0, respectively)	$46,047,541	$44,071,521

See Notes to the Financial Statements

10

PORT STREET QUALITY GROWTH FUND

Financial Highlights

	Six Months Ended
	September 30, 2016	Year Ended		Year Ended
For a Fund share outstanding throughout the period	(Unaudited)	March 31, 2016		March 31, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.97	$10.61		$10.00
Investment operations:
Net investment income (loss)	0.00 (1)	(0.00	)(1)	0.00 (1)
Net realized and unrealized gain on investments	0.23	0.39		0.61
Total from investment operations	0.23	0.39		0.61
Less distributions from:
Net investment income	—	(0.00	)(1)	—
Net realized gains	—	(0.03)		—
Total distributions	—	(0.03)		—
Net asset value, end of period	$11.20	$10.97		$10.61

TOTAL RETURN(2)	2.10%	3.65%		6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$46.0	$44.1		$23.2
Ratio of expenses to average net assets:(3)
Before expense reimbursement/waiver	1.37%	1.59%		3.49%
After expense reimbursement/waiver	1.15%	1.15%		1.15%
Ratio of net investment income (loss)
to average net assets:(3)
Before expense reimbursement/waiver	(0.22)%	(0.48)%		(2.29)%
After expense reimbursement/waiver	0.00%	(0.04)%		0.05%

Portfolio turnover rate(2)	7%	9%		13%

(1)	Amount per share is less than $0.005.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

11

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited)
September 30, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to seek total return.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.  The Fund commenced operations on April 1, 2014.  The Fund currently offers an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended September 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended September 30, 2016, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.
12

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds — Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.
13

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$26,748,239	$—	$—	$26,748,239
Short-Term Investment	19,581,645	—	—	19,581,645
Total Investments in Securities	$46,329,884	$—	$—	$46,329,884

Transfers between levels are recognized at the end of the reporting period.  During the period ended September 30, 2016, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of net assets, 0.80% on the next $150 million of net assets, 0.75% on the next $500 million of net assets, and 0.70% on net assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a quarterly basis, a sub-advisory fee based on the Fund’s average net assets at month-end at an annual rate of 0.20% on the first $100 million of net assets, 0.30% on the next $400 million, and 0.35% on net assets over $500 million.

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.15% of the average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After the date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
3/31/2018	$181,104
3/31/2019	$136,245
3/31/2020	$ 50,108

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund;
14

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended September 30, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended September 30, 2016, the Fund incurred $18,587 in shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
Shares sold	862,460	2,770,172
Shares issued to holders in reinvestment of dividends	—	6,554
Shares redeemed	(768,981)	(949,782)
Net increase in shares outstanding	93,479	1,826,944

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2016, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$3,205,913	$1,784,875

15

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2016

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2016, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$2,389,328	$(456,349)	$1,932,979	$42,041,080

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2016, the Fund’s most recent fiscal year end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Unrealized	Other	Total Accumulated
Ordinary Income	Appreciation	Accumulated Losses	Earnings
$—	$1,932,979	$(67,882)	$1,865,097

As of March 31, 2016, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2016, the Fund deferred on a tax-basis, short-term post October losses of $32,503 and long-term post October losses of $35,379.

There were no distributions paid by the Fund for the period ended September 30, 2016.

The tax character of distributions paid during the year ended March 31, 2016, were as follows:

	Long Term
Ordinary Income*	Capital Gains	Total
$74,109	$15,432	$89,541

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2016, Charles Schwab & Co., Inc., for the benefit of its customers, owned 57.08% of the outstanding shares of the Fund.
16

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
September 30, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.
17

INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

INVESTMENT SUB-ADVISER
Saratoga Research & Investment Management
14471 Big Basin Way, Suite E
Saratoga, CA 95070

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date   December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date   December 6, 2016

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date   December 6, 2016

* Print the name and title of each signing officer under his or her signature.